POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 24, 2017 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 26, 2016,

AS PREVIOUSLY SUPPLEMENTED DECEMBER 7, 2016, OCTOBER 7, 2016

AND SEPTEMBER 21, 2016

Effective immediately, the section titled “MANAGEMENT” in the Statement of Additional Information is hereby amended as follows:

1) On page 16, the first paragraph of the section is deleted in its entirety and replaced with the following:

“The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has eight Trustees. Six Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). One Trustee (the “Unaffiliated Trustee”) is an officer of a company that has engaged in securities transactions with clients advised by a sub-adviser to one or more PowerShares ETFs (which clients do not include any of the Funds), but is not an affiliated person of the Adviser. The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.”

2) On page 17, the biographical information for Philip M. Nussbaum is hereby deleted from the table setting forth information about the Independent Trustees that immediately follows the second paragraph of the section.

3) On page 18, the following is added as a new paragraph and a new table immediately below the table setting forth information about the Independent Trustees:

“The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During At Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	133	None

*	This is the date the Unaffiliated Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.”

4) On page 26, the paragraph immediately preceding the section titled “MANAGEMENT—Board and Committee Structure” is deleted in its entirety and replaced with the following:

“As of December 31, 2016, as to each Independent Trustee and Unaffiliated Trustee and his immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.”

5) On page 26, the first sentence of the fifth paragraph under the subsection titled “MANAGEMENT—Board and Committee Structure” is deleted in its entirety and replaced with the following:

“Messrs. Bagge (Chair), Barre, Kole, Lim, Wicker and Wilson currently serve as members of the Nominating and Governance Committee.”

6) On page 28, the eleventh and twelfth paragraphs and table under the section titled “MANAGEMENT—Experience, Qualifications and Attributes” are deleted in their entirety and replaced with the following:

“For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee and Unaffiliated Trustee receives an annual retainer of $250,000 (the “Retainer”). The Retainer is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $78,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $28,000 per year, and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $17,000 per year, all allocated in the same manner as the Retainer. Effective January 1, 2017, the Retainer increased to $290,000. Also effective January 1, 2017, the additional fee for the Independent Chair increased to $100,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee and Unaffiliated Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust II or the Trust that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees and the Unaffiliated Trustee are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2016.

Name of Trustee	Aggregate Compensation From Trust I	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Independent Trustees
Ronn R. Bagge	$107,598	N/A	$249,000
Todd J. Barre	$100,829	N/A	$233,333
Marc M. Kole	$112,063	N/A	$259,334
Yung Bong Lim	$107,598	N/A	$249,000
Gary R. Wicker	$100,829	N/A	$233,333
Donald H. Wilson	$132,229	N/A	$306,000
Unaffiliated Trustee
Philip M. Nussbaum(2)	$100,829	N/A	$233,333
Interested Trustee
Kevin M. Carome	N/A	N/A	N/A

(1)	The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended April 30, 2016, before deferral by the Trustees under the DC Plan. For the fiscal year April 30, 2016, Mr. Bagge deferred 10% of his compensation and each of Mr. Lim and Mr. Nussbaum deferred 100% of his compensation, which amounts are reflected in the above table.
(2)	Mr. Nussbaum became an Unaffiliated Trustee on May 18, 2016, but prior to that he was an Independent Trustee.”

Please Retain This Supplement for Future Reference.

P-PS-SOAI-I-SUP-4 022417